Exhibit 99.1

FORM OF ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of November 28th, 2018, by and among GrowGeneration Pueblo Corp., a Colorado corporation (“Buyer”) with offices at 1000 W. Mississippi, Denver CO 80223, GrowGeneration Corp., a Colorado corporation (“Issuer”) with offices at 1000 W. Mississippi, Denver CO 80223, and Chlorophyll, Inc., a Colorado corporation located at 3801 Mariposa St., Denver, CO 80211 (“Seller”).

R  E  C  I  T  A  L  S

A. Seller is a corporation doing business as “Chlorophyll” (the “Business”).

B. The Business consists of sales of hydroponic and garden supplies.

C. Subject to the terms and conditions of this Agreement, Buyer is willing to purchase, and Seller is willing to sell the assets, rights and properties of the Business.

D. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	DEFINITIONS

For the purposes of this Agreement, the terms set forth below shall have the following meanings:

1.1 “Assets” shall be as defined in Section 2.1.

1.2 “Asset Purchase Price” shall be defined in Section 2.2.

1.3 “Cash Payment” means the sum of: (i) an amount for Seller’s Inventory to be mutually agreed by the Parties on or before the Closing (estimated to be $2,200,000); plus (ii) $100,000 for Seller’s fixed assets; plus (iii) $2,000,000 for Seller’s intangible assets and goodwill.

1.4 “Closing Date” shall be as defined in Section 2.3.1.

1.5 “Debt” shall be defined as any monies owed by the Business as enumerated in Schedule A-I.

1.6 “Excluded Assets” shall be defined as any inventory items of Seller that not purchased by Buyer and not listed on Schedule 2.1.1.

1.7 “GAAP” shall mean generally accepted accounting principles in the United States.

1.8 “Inventories” shall be defined in Section 2.1.1.

1.9 “IRC” shall mean the Internal Revenue Code of 1986, as amended.

1.10 “Knowledge” means the actual knowledge of Seller’s president as of the date hereof.

1.11 “Liens” shall mean all liens, charges, easements, security interests, mortgages, conditional sale contracts, equities, rights of way, covenants, restrictions, title defects, objections, claims, or other encumbrances.

1.12 “Material Adverse Effect” shall mean an event which has a material adverse effect on the condition, financial or otherwise, of the Assets, business prospects, or results of operations of the Business.

1.13 “Premises Lease” means A five (5) year lease with one (1) additional optional three (3) year term for the retail and yard location (approximately 22,800 sq. ft.) at 3801 Mariposa St., Denver CO 80211, in such form as is mutually agreed by the Parties. The Premises Lease shall carry monthly rent of $13,500 triple net with a two percent (2%) increase yearly and will be renegotiated at the end of the three-year option term.

1.14 “Shares” shall mean a number of “restricted” shares of Issuer’s common stock (symbol OTCQX: GRWG) with a market value equal to $500,000 on the Closing Date determined by the Value Weighted Average Price of Issuer’s Common Stock for the thirty (30) trading days prior to the Closing Date. The term “restricted” shall have the same meaning as defined under the Securities Act of 1933 (“Securities Act”) Rule 144. The Shares shall be restricted for one (1) year.

2.	SALE AND PURCHASE OF ASSETS

2.1 Sale of Assets. On the terms and subject to the conditions of this Agreement and for the consideration set forth herein, Seller shall at the Closing sell, convey, assign, transfer and deliver to Buyer, and Buyer shall purchase and acquire from Seller, the Assets as defined herein. The “Assets” means all of the assets of the Business, other than the Excluded Assets, including any assets identified on Schedule 2.1 and the following:

2.1.1 Inventories. All inventories of finished goods, inventory for resale, supplies, and repair materials of the Business as of the Closing Date, except for any Excluded Assets (the “Inventories”). A summary of the Inventories on hand as of the Closing Date shall be mutually agreed by the Parties and listed in Schedule 2.1 at Closing.

2.1.2 Fixed Assets and Tangible Personal Property. All fixed assets and tangible personal property of the Business (other than the Inventories), including all equipment, supplies, furniture, fixtures, and hardware. A list of such fixed assets and tangible personal property is listed in Schedule 2.1.

2.1.3 Intangible Personal Property. To the extent any of the following exists, all of Seller’s rights to the intangible property of the Business including, without limitation, software, copyrights, trade names, software source codes, customer lists, customer files, customer records, trade and other association memberships and rights, and licenses and permits susceptible of transfer under regulatory agency rules. A list of such assets shall be listed in Schedule 2.1.

2.1.4 Contracts. To the extent any exist, all rights in and to the contracts of the Business, including license agreements, assignment agreements, distribution agreements and agreements for leased equipment (the “Contracts”). A list of all material written Contracts shall be listed in Schedule 2.1 showing, for each Contract, the names of the parties, the subject of the Contract, the basic terms, and the consideration involved.

2.2 Purchase Price. Subject to the terms and conditions of this Agreement, and in full consideration for the transfer of the Assets on the Closing Date, Buyer shall pay the Seller an aggregate purchase price equal to the sum of the Cash Payment and the Shares (collectively, the “Asset Purchase Price”).

2.3 Closing.

2.3.1 Closing Date. The closing of the purchase and sale of the Assets shall take place, on or before January 15, 2019, or at such other place, date, or time as Buyer and Seller may agree in writing, provided that all conditions to the closing are satisfied or waived. The date of the Closing shall constitute the “Closing Date,”

2.3.2 Seller’s Deliveries at Closing. At the Closing, Seller will deliver or cause to be delivered to Buyer:

(a) Bill of Sale of Seller evidencing the transfer of the any tangible property included in the Assets in such form as mutually agreed by the Parties;

(b) Compliance certificates in such form as mutually agreed by the Parties;

(e) A Non-Disclosure and Non-Compete Agreement executed as of the Closing Date in such form as mutually agreed by the Parties;

(d) An Assignment of Trademarks Form in such form as mutually agreed by the Parties;

(e) An assignment of the URL, website content, and all copyright therein for the website www.Chlorophyll.com, in such form as mutually agreed by the Parties;

(f) Such schedules or exhibits referenced herein but not completed and agreed by the Parties on the date this Agreement is executed, and such other documents and instruments as may be reasonably requested to affect the transactions contemplated hereby;

(g) A counterpart to the Premises Lease executed by the owner of the leased premises as landlord; and

(h) Seller shall take such steps as are necessary to put Buyer in actual possession and control of the Assets.

23.3 Buyer ’s Deliveries at Closing. At the Closing, Buyer shall deliver or cause to be delivered to or for the benefit of Seller the following:

(a) A certified check or wire transfer in the amount of the Cash Payment;

(b) A resolution from the Buyer and Issuer authorizing consummation of the transactions contemplated by the Agreement in such form as mutually agreed by the Parties;

(c) A stock certificate to be held in the name of Chlorophyll or its designee(s) or assignee(s) representing the Shares in such form as mutually agreed by the Parties;

(d) Buyer and Issuer Charter Documents as defined in Section 4.1;

(i) A counterpart to the Premises Lease executed jointly by Buyer and Issuer as the tenant; and

(j) Such schedules or exhibits referenced herein but not completed and agreed by the Parties on the date this Agreement is executed, and such other documents and instruments as may be reasonably requested by Seller to affect the transactions contemplated hereby.

3.	REPRESENTATIONS AND WARRANTIES OF SELLER

Seller, to the best of its Knowledge as of the Closing Date, hereby represents and warrants to Buyer the following, except as set forth in the Disclosure Schedule attached hereto as Schedule 3:

3.1 Organization and Authority. Seller is a corporation doing business as “Chlorophyll.”

3.2 Authority Relating to this Agreement; No Violation of Other Instruments. The execution and delivery of this Agreement and the performance hereunder by Seller have been duly authorized by all necessary actions on the part of Seller and, assuming execution of this Agreement by Buyer, this Agreement will constitute a legal, valid and binding obligation of Seller.

3.3 Debts and Obligations. All material debts or other obligations of the Business are set forth in the financial statements provided to the Buyer or the schedules hereto.

3.4 Ownership and Delivery of Assets. The Assets comprise all of the assets and material rights of the Business. Seller is the true and lawful owner of the Assets and has all necessary power and authority to transfer the Assets to Buyer free and clear of all liens and encumbrances. Upon delivery to Buyer of the Bill of Sale, attached as Exhibit A, and other instruments of conveyance with respect to the Assets as indicated in Section 2.3.2 on the Closing Date, Buyer will acquire good and valid title to the Assets free and clear of all liens.

3.5 Compliance with Law. The Seller holds all material licenses, permits, and authorizations necessary for the lawful conduct of the Business pursuant to all applicable statutes, laws, ordinances, rules, and regulations of all governmental bodies, agencies, and subdivisions having, asserting, or claiming jurisdiction over the Business or over any part of the Business’ operations, and Seller has not been notified of any violation thereof. The Seller is not in violation of any decree, judgment, order, law, or regulation of any court or other governmental body, which violation could have a Material Adverse Effect on the Business.

3.6 Investments in Others. The Seller does not conduct any part of the Business through any other entity in which Seller has an equity investment.

3.7 Financial Statements. Seller has delivered unaudited financial statements of the Business for 2016, 2017, and unaudited year to date 2018 (the “Financial Statements”) to Buyer.

3.8 Absence of Undisclosed Liabilities. The Business does not have outstanding, on the date hereof, any indebtedness or liability (fixed or contingent, known or unknown, accrued or unaccrued) other than trade payables incurred in the ordinary course of business, those disclosed in the Financial Statements, or as set forth in the schedules hereto.

3.9 Tax Returns and Payments. Schedule 3.9 constitutes a true and complete list of all types of taxes paid or required to be paid in connection with the Business during the twelve month period preceding the date hereof. All material tax returns and reports with respect to the Business required to be filed under the laws of any jurisdiction, domestic or foreign, where Seller conducts the Business, have been duly and timely filed and all taxes, fees or other governmental charges set forth on such tax returns and reports have been paid or provided for. Seller has no knowledge of any unpaid taxes or any actual or threatened assessment of deficiency or additional tax or other governmental charge or a basis for such a claim against Seller. Seller has not been notified of any audit or examination by any taxation authority in connection with the Business. Sellers has no Knowledge of any such audit currently pending or threatened, and there are no tax liens on any of the properties or assets of the Business, nor have any such liens been threatened.

3.10 Absence of Certain Changes or Events. Since October 15, 2018, there has not been any an event or change giving rise to a Material Adverse Effect.

3.11 Litigation. Seller is not a party to any pending or, to the Knowledge of Seller, threatened action, suit, proceeding or investigation, at law or in equity or otherwise in, for or by any court or other governmental body which could have a Material Adverse Effect on: (i) the Business; or (ii) the transactions contemplated by this Agreement; nor, to the Knowledge of Seller, does any basis exist for any such action, suit, proceeding or investigation. The Business is not subject to any decree, judgment, order, law or regulation of any court or other governmental body which could have a Material Adverse Effect, or which could prevent the transactions contemplated by this Agreement or the continuation of the Business conducted by Seller.

3.12 Negotiations with Other Parties. Neither Seller nor any other person on its behalf is presently conducting negotiations with any other party regarding any acquisition, merger or similar transaction.

3.13 Limitations on Transferability. Seller acknowledges that the Shares are being issued pursuant to exemption from registration as securities under applicable federal and state law. Seller covenants that in no event will Seller dispose of any of the Shares without registration under the Securities Act of 1933, as amended, or an available exemption from registration under the Act (pursuant to Rule 144 or any similar or analogous rule). The stock certificate representing the Shares shall display the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT). SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE COMPANY, SUCH TRANSFER MAY BE MADE PURSUANT TO RULE 144 OR REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.”

3.14 Accredited Investor. Seller hereby warrants that the recipient of the Shares is an Accredited Investor.

3.15 Contracts. Seller has delivered to Buyer copies of all material Contracts to the extent any exist. A list of the delivered Contracts is attached hereto as Schedule 2.1.

3.16 Full Disclosure. The representations and warranties of Buyer contained in this Agreement and the schedule hereto, when read together, do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein or herein in view of the circumstances under which they were made not misleading.

3.16 Brokers and Finders. The Seller represents that it has retained Mike Grande, SDR Ventures, Inc as a Broker in connection with this Transaction and agrees to pay all expenses and fees in connection therewith.

4.	REPRESENTATIONS AND WARRANTIES OF BUYER AND ISSUER

Buyer and Issuer hereby represent and warrant to Seller, which shall be true and correct as of the date of this Agreement and will be true and correct as of the Closing, that:

4.1 Corporate Organization and Authority. Buyer and Issuer are Colorado corporations, respectively duly organized, validly existing, authorized to exercise all its corporate powers, rights and privileges in Colorado, and the Buyer and the Issuer have delivered to Seller, true, complete and correct copies of Articles of Incorporation and Bylaws (collectively the “Buyer and Issuer Charter Documents”), attached as Exhibit H. The Buyer and Issuer have the corporate power and corporate authority to own and operate their properties and to carry on their businesses now conducted and as proposed to be conducted.

4.2 Authorization. All corporate action on the part of Buyer and Issuer, their officers, directors, and unit holders necessary for the authorization, execution, delivery, and performance of all obligations under this Agreement and for the issuance of the Shares has been taken, and this Agreement constitutes a legally binding and valid obligation of Buyer and Issuer enforceable in accordance with its terms.

4.3 Corporate Power. Buyer and Issuer has all requisite legal and corporate power and authority to execute and deliver this Agreement and Exhibits, to sell and issue the Shares, and to carry out and perform its obligations under the terms of the Agreement.

4.4 Registration. The outstanding shares of the capital stock of Issuer have been issued in full compliance with the registration and prospectus delivery requirements of the Securities Act or in compliance with applicable exemptions therefrom, and the registration and qualification requirements of all applicable securities laws of states of the United States.

4.5 Issuer Shares. The Shares, when issued as provided in this Agreement, will be duly authorized and validly issued, fully paid and non-assessable, and will be free of any liens or encumbrances and of restrictions on transfer, other than restrictions on transfer under applicable state and federal securities laws.

4.6 Litigation. There is no action, proceeding, or investigation pending or threatened, or any basis therefor known to Buyer or Issuer, that questions the validity of the Agreement and Exhibits or the right of Buyer or Issuer to enter into the Agreement and the Exhibits or to consummate the transactions contemplated by the Agreement and the Exhibits.

4.7 Brokers and Finders. Each of the Buyer and Issuer represents that it has not retained a Broker in connection with this Transaction.

4.8 Full Disclosure. The representations and warranties of Buyer and Issuer contained in this Agreement, schedule hereto, and Exhibits, when read together, do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein or herein in view of the circumstances under which they were made not misleading.

4.9 No Conflicts. The execution, delivery and performance of this Agreement and its Exhibits, the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof will not: (a) conflict with, or result in a breach or violation of the Buyer and Issuer Charter Documents; (b) conflict with, or result in a default (or would constitute a default but for a requirement of notice or lapse of time or both) under any document, agreement, or other instrument to which Buyer and Issuer or are a party or result in the creation or imposition of any lien, charge, or encumbrance on any of Buyer’s or Issuer’s properties pursuant to (i) any law or regulation to which the Buyer or Issuer or any of their property is subject, or (ii) any judgment, order or decree to which Buyer or Issuer is bound or any of its property is subject; or (c) violate any law, order, judgment, rule, regulation, decree or ordinance to which Buyer or Issuer is subject, or by which Buyer or Issuer is bound.

5.	CONDITIONS TO THE OBLIGATIONS OF BUYER

Except as otherwise specifically set forth herein or as contemplated by this Agreement, all obligations of Buyer under this Agreement are subject to the fulfillment, prior to or at the Closing Date, of each of the following conditions:

5.1 Covenants Performed by Seller. Each of the obligations of Seller to be performed on or before the Closing Date pursuant to the terms of this Agreement shall have been duly performed in all material respects.

5.2 Material Changes in Business of Company. Between October 15, 2018 and the Closing Date there shall have been no Material Adverse Effect.

5.3 No Action to Prevent Completion. There shall not have been instituted and be continuing or threatened any claim, action, or proceeding which could have a Material Adverse Effect, nor shall there have been instituted and be continuing or threatened any such claim, action or proceeding to restrain, prohibit, or invalidate, or to obtain damages in respect of, the transactions contemplated by this Agreement or which might affect the right of Buyer after the Closing Date to own the Assets or to operate the Business.

5.4 Delivery of Closing Documents. Seller shall have delivered to Buyer the closing documents required by Section 2.3.2 of this Agreement.

5.5 Schedules and Exhibits. The Parties shall have mutually agreed on the form and content of all schedules and exhibits referenced herein were not complete on the date this Agreement was executed.

6.	CONDITIONS TO THE OBLIGATIONS OF SELLER

Except as otherwise specifically set forth herein, all obligations of Seller under this Agreement are subject to the fulfillment and satisfaction, prior to or at the Closing, of each of the following conditions:

6.1 Representations and Warranties True at the Closing. The representations and warranties of Buyer and Issuer contained in this Agreement shall be deemed to have been made again at and as of the Closing Date and shall then be true in all material respects.

6.2 Covenants Performed by Buyer and Issuer. Each of the obligations of Buyer and Issuer to be performed on or before the Closing Date pursuant to the terms of this Agreement shall have been duly performed in all material respects.

6.3 Authority Relating to this Agreement. All corporate and other proceedings required to be taken by or on behalf of Buyer and Issuer to authorize Buyer and Issuer to execute, deliver and carry out this Agreement, have been duly and properly taken.

6.4 No Action to Prevent Completion. There shall not have been instituted and be continuing or threatened any action or proceeding by or before any court or other governmental body to restrain, prohibit or invalidate, or to obtain damages in respect of, the transactions contemplated by this Agreement.

6.5 Delivery of Closing Documents. Buyer and Issuer shall have delivered to Seller the closing documents required to be delivered pursuant to Section 2.3.3, in form and substance reasonably satisfactory to Seller and its counsel.

6.6 Inventory. The Parties shall have reached a mutual agreement regarding the items of Inventory and the purchase price to be paid therefore, and such agreement shall be reflected on Schedule 2.1.1.

6.7 Schedules and Exhibits. The Parties shall have mutually agreed on the form and content of all schedules and exhibits referenced herein were not complete on the date this Agreement was executed.

7.	EMPLOYMENT MATTERS

7.1 Independent Contractors and Employees. To the extent related to Seller’s retention of or termination of any independent contractor or employment of or termination of any employee prior to the Closing Date, Buyer shall have no liability for accrued wages (including salaries and commissions), severance pay, accrued vacation, sick leave or other benefits, or employee agreements of any type or nature to the extent such amounts accrued or relate to any period prior to or ending on the Closing Date (“Service Provider Claims”). Seller shall indemnify Buyer and hold Buyer harmless against any Service Provider Claims.

8.	INDEMNITY

8.1 Seller’s Indemnity. The Seller shall indemnify and hold harmless Buyer from and against any and all losses, costs, expenses, liabilities, obligations, claims, demands, causes of action, suits, settlements, and judgments of every nature, including the costs and expenses associated therewith and reasonable attorneys’ fees (the “Buyer’s Damages”) which arise out of: (i) the breach by Seller of any representation or warranty made pursuant to this Agreement; (ii) the non-performance, partial or total, of any covenant made pursuant to this Agreement; (iii) any Service Provider Claims. Notwithstanding the terms and conditions of this Article 8, the Seller’s liability arising under or related to this Agreement or its Exhibits and, without limitation, this Article 8 Indemnification, shall not exceed the Cash Payment.

8.2 Buyer’s Indemnity. Buyer shall indemnify and hold harmless Seller from and against any and all losses, costs, expenses, liabilities, obligations, claims, demands, causes of action, suits, settlements, and judgments of every nature, including the costs and expenses associated therewith and reasonable attorneys’ fees ( the “Seller’s Damages”) which arise out of: (i) the breach by Buyer of any representation or warranty made by Buyer pursuant to this Agreement and its Exhibits and (ii) the non-performance, partial or total, of any covenant made by Buyer pursuant to this Agreement and its Exhibits; or (iii) the ownership of the Assets or in connection with the Business activities of Buyer related to the Assets subsequent to the Closing Date.

8.3 Effect of Investigation. No indemnifying person has any liability under this Agreement from or relating to any fact or matter if the indemnifying person can establish by a preponderance of the evidence that the indemnified person had knowledge as of the Closing Date of such fact or matter.

9.	MISCELLANEOUS

9.1 Allocation of Purchase Price. Schedule 9.1 constitutes the allocation agreed to by Seller and Buyer of the Purchase Price among the various items included in the Assets. Buyer and Seller shall file all tax returns and reports, including IRS Form 8594 attached as Exhibit J, consistent with Schedule 9.1.

9.2 Confidentiality. No party hereto shall issue a press release or otherwise publicize the transactions contemplated by this Agreement or otherwise disclose the nature or contents of this Agreement until after the Closing, unless the written consent of the other party is obtain prior to such disclosure.

9.3 Expenses. Each party will pay its own costs and expenses, including legal and accounting expenses, related to the transactions provided for herein, irrespective of when incurred. In the event of any legal action to enforce any of the obligations set forth in the Agreement, the prevailing party shall be entitled to recover costs and reasonable legal fees.

9.4 Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given on the date of service if served personally, or on the date received if sent by email with delivery or read receipt, or five days after the date of mailing if mailed by U.S. Postal Service certified mail, postage prepaid. Notices shall be addressed as follows:

GrowGeneration Corp and GrowGeneration Michigan Corp.

1000 W. Mississippi Ave.

Denver, CO 80223

Chlorophyll, Inc

3801 Mariposa St

Denver, CO 80211

or to such other address as a party has designated by notice in writing to the other party in the manner provided by this section.

9.5 Survival of Terms. All warranties, representations, indemnification obligations, and covenants contained in this Agreement and any certificate or other instrument delivered by or on behalf of the parties pursuant to this Agreement shall be continuous and shall survive the Closing for a period of one year.

9.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts entered into and wholly to be performed in the State of Colorado by Colorado residents.

9.7 Successors and Assigns. This Agreement, schedules, and exhibits and the rights of the parties hereunder may not be assigned and shall be binding upon and shall inure to the benefit of the parties hereto, the successors of Buyer and the Seller, and the heirs and legal representatives of the shareholders of the Seller.

9.8 Entire Agreement. This Agreement, together with the schedules, exhibits and other documents referenced herein, sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded and replaced by this Agreement.

9.9 Amendment. This Agreement shall not be amended or modified except by a written instrument duly executed by each of the parties hereto.

9.10 Waiver. Any extension or waiver by any party of any provision hereto shall be valid only if set forth in an instrument in writing signed on behalf of such party.

9.11 Schedules and Exhibits. Each of the schedules and exhibits to this Agreement is incorporated herein by this reference and made a part of this Agreement.

9.12 Partnership. The relationship of the parties is that of “buyer” and “seller,” and nothing contained herein shall be deemed to create a partnership or joint venture between the parties.

9.13 Specific Performance; Remedies. Each party hereto acknowledges that the other parties will be irreparably harmed and that there will be no adequate remedy at law for any violation by any of them of any of the covenants or agreements contained in this Agreement and its exhibits, including the confidentiality obligations set forth in this Agreement or in any other agreement between any of the parties hereto. It is accordingly agreed that, in addition to any other remedies which may be available upon the breach of any such covenants or agreements, each party hereto shall have the right to obtain injunctive relief to restrain a breach or threatened breach of, or otherwise to obtain specific performance of covenants and agreements of other parties contained in this Agreement.

9.14 Severability. If any provision of this Agreement or Exhibit or the application thereof to any person or circumstances is held invalid or unenforceable in any jurisdiction, the remainder hereof, and the application of such provision to such person or circumstances in any other jurisdiction, shall not be affected thereby, and to this end the provisions of this Agreement shall be severable.

9.15 Further Representations. Each party to this Agreement acknowledges and represents that it has been represented by its own legal counsel in connection with the transactions contemplated by this Agreement, with the opportunity to seek advice as to its legal rights from such counsel. Each party further represents that it is being independently advised as to the tax consequences of the transactions contemplated by this Agreement and is not relying on any representation or statements made by the other party as to such tax consequences.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

SELLER:	BUYER:

CHOROPHYLL, INC.	GROWGENERATION PUEBLO CORP.

By:	By:
Beau Speicher, President	Darren Lampert, CEO

ISSUER:

GROWGENERATION CORP.

By:
Darren Lampert, CEO